Exhibit 10.9

CDN.$2,475,000,000 REVOLVING TERM CREDIT FACILITY

FOURTH AMENDING AGREEMENT MADE AS OF JULY 14, 2014 TO THE

CREDIT AGREEMENT MADE AS OF AUGUST 3, 2011

BETWEEN

ENBRIDGE INC.

as Borrower

AND

THE FINANCIAL INSTITUTIONS AND OTHER PERSONS

SET FORTH ON SCHEDULE A HERETO,

and such other persons

as become parties hereto as lenders,

as Lenders

AND

THE TORONTO-DOMINION BANK

as Agent of the Lenders

TD Securities, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce and BNP

Paribas

as Joint Book Runners

TD Securities, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce, RBC

Capital Markets and BNP Paribas

as Co-Lead Arrangers

The Toronto-Dominion Bank

as Administrative Agent

The Bank of Nova Scotia

as Syndication Agent

Canadian Imperial Bank of Commerce, RBC Capital Markets and BNP Paribas

as Co-Documentation Agents

FOURTH AMENDING AGREEMENT

THIS AGREEMENT is made as of July 14, 2014

BETWEEN:

ENBRIDGE INC., a corporation subsisting under the laws of Canada (hereinafter referred to as the “Borrower”),

OF THE FIRST PART,

- and -

THE AGENT, on behalf of the persons party to the credit agreement referenced below as lenders (hereinafter sometimes collectively referred to as the “Lenders” and sometimes individually referred to as a “Lender”),

OF THE SECOND PART,

-and-

THE TORONTO-DOMINION BANK, a Canadian chartered bank, as agent of the Lenders (hereinafter referred to as the “Agent”),

OF THE THIRD PART.

WHEREAS the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as hereinafter set forth;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1.	Interpretation

1.1 In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:

“Credit Agreement” means the credit agreement made as of August 3, 2011 between the Borrower, the Lenders and the Agent as amended by the first amending agreement made as of August 1, 2012, the second amending agreement made as of July 31, 2013 and the third amending agreement made as of February 13, 2014.

“Fourth Amending Agreement” means this fourth amending agreement.

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1.2 Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.

1.3 The division of this Fourth Amending Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Fourth Amending Agreement. The terms “this Fourth Amending Agreement”, “hereof”, “hereunder” and similar expressions refer to this Fourth Amending Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto.

1.4 This Fourth Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

2.	Amendments and Supplements

2.1 Extension of Maturity Date. The reference to “August 3, 2018” in the definition of “Maturity Date” contained in Section 1.1 of the Credit Agreement is hereby deleted and replaced with “August 3, 2019”. The parties confirm and agree that the Maturity Date is hereby extended to August 3, 2019.

The parties hereto agree and confirm that UBS AG Canada Branch (the “Non-Extending Lender”) is a Non-Extending Lender and, notwithstanding the extension of the Maturity Date effected pursuant to this Section 2.1, the Maturity Date for the Non-Extending Lender shall be fixed at August 3, 2018. For certainty, the Maturity Date of each Lender that is not a Non-Extending Lender shall and is hereby extended to August 3, 2019.

2.2 Section 9.1. Sections 9.1(b)(iii) and (iv) are hereby deleted in their entirety and replaced with the following:

“(iii) Compliance Certificate – concurrently with furnishing the financial statements pursuant to Sections 9.1(b)(i) and (ii), a Compliance Certificate from the Borrower.”

3.	Fees

3.1 Extension and Amendment Fee. The Borrower hereby agrees to pay to the Agent, for each Lender which is not a Non-Extending Lender, an extension and amendment fee in Canadian Dollars in the amount previously offered by the Borrower to the Lenders in respect hereof.

4.	Representations and Warranties

The Borrower hereby represents and warrants as follows to each Lender and the Agent and acknowledges and confirms that each Lender and the Agent is relying upon such representations and warranties:

(a)	Capacity, Power and Authority

(i)	It is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation or creation and has all the requisite corporate

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capacity, power and authority to carry on its business as presently conducted and to own its property; and

(ii)	It has the requisite corporate capacity, power and authority to execute and deliver this Fourth Amending Agreement.

(b)	Authorization; Enforceability

It has taken or caused to be taken all necessary action to authorize, and has duly executed and delivered, this Fourth Amending Agreement, and this Fourth Amending Agreement is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, winding-up, insolvency, moratorium or other laws of general application affecting the enforcement of creditors’ rights generally and to the equitable and statutory powers of the courts having jurisdiction with respect thereto.

The representations and warranties set out in this Fourth Amending Agreement shall survive the execution and delivery of this Fourth Amending Agreement and the making of each Drawdown, notwithstanding any investigations or examinations which may be made by the Agent, the Lenders or Lenders’ Counsel. Such representations and warranties shall survive until the Credit Agreement has been terminated.

5.	Conditions Precedent

The amendments and supplements to the Credit Agreement contained herein shall be effective upon, and shall be subject to, the satisfaction of the following conditions precedent:

(a)	the Borrower shall have paid to the Agent, for the account of the Lenders, the fees contemplated by Section 3 hereof; and

(b)	the Agent shall have received all executed counterparts to this Fourth Amending Agreement.

The foregoing conditions precedent are inserted for the sole benefit of the Lenders and the Agent and may be waived in writing by the Lenders, in whole or in part (with or without terms and conditions).

6.	Confirmation of Credit Agreement and other Documents

The Credit Agreement and the other Documents to which the Borrower is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Fourth Amending Agreement, shall be and continue to be in full force and effect and the Credit Agreement, as amended and supplemented by this Fourth Amending Agreement, and each of the other Documents to which the Borrower is a party is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect as herein amended and supplemented, with such amendments and supplements being effective upon satisfaction of the conditions precedent set forth in Section 5 hereof. This Fourth Amending Agreement shall

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constitute a Document for purposes of the Credit Agreement and the other Documents. The execution, delivery and effectiveness of this Fourth Amending Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Documents, nor constitute a waiver of any provision of any of the Documents.

7.	Further Assurances

The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Fourth Amending Agreement.

8.	Counterparts

This Fourth Amending Agreement may be executed in any number of counterparts and delivered by facsimile or other means of electronic communication, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Fourth Amending Agreement to produce or account for more than one such counterpart

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IN WITNESS WHEREOF the parties hereto have executed this Fourth Amending Agreement as of the date first above written.

ENBRIDGE INC.

By:	/s/ Colin K. Gruending
Colin K. Gruending
Vice President, Treasury & Tax

By:	/s/ Tyler W. Robinson
Tyler W. Robinson
Vice President & Corporate Secretary

LENDERS:

THE TORONTO-DOMINION BANK

By:	/s/ Clark Terriff
	Name:	Clark Terriff
	Title:	Managing Director

By:	/s/ Glen Cameron
	Name:	Glen Cameron
	Title:	Director

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ Randy Geislinger
	Name:	Randy Geislinger
	Title:	Executive Director

By:	/s/ Chris Perks
	Name:	Chris Perks
	Title:	Managing Director

EI 5 year Credit Facility - Fourth Amending Agreement

THE BANK OF NOVA SCOTIA

By:	/s/ John Hunt
Name: John Hunt
Title: Managing Director

By:	/s/ Beau Filkowski
Name: Beau Filkowski
Title: Associate Director

ROYAL BANK OF CANADA

By:	/s/ Tim J. VandeGriend
Name: Tim J. VandeGriend
Title: Authorized Signatory

By:
Name:
Title:

HSBC BANK CANADA

By:	/s/ Jean-Philippe Gariazzo
Name: Jean-Philippe Gariazzo
Title: Director

By:	/s/ Glen Chui
Name: Glen Chui
Title: Analyst

BANK OF MONTREAL

By:	/s/ Ebba Jantz
Name: Ebba Jantz
Title: Vice President

By:
Name:
Title:

EI 5 year Credit Facility - Fourth Amending Agreement

UBS AG CANADA BRANCH

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director–Banking Product Services, US

By:	/s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director–Banking Product Services, US

DNB CAPITAL LLC

By:	/s/ Joe Hykle
Name: Joe Hykle
Title: Senior Vice President

By:	/s/ Asulv Tvelt
Name: Asulv Tvelt
Title: Vice President

DEUTSCHE BANK AG, CANADA BRANCH

By:	/s/ Paul Uffelmann
Name: Paul Uffelmann
Title: Vice President

By:	/s/ Scott Lampard
Name: Scott Lampard
Title: Chief Country Officer

JPMORGAN CHASE BANK, N.A. TORONTO BRANCH

By:	/s/ Juan Javellana
Name: Juan Javellana
Title: Executive Director

By:
Name:
Title:

EI 5 year Credit Facility - Fourth Amending Agreement

NATIONAL BANK OF CANADA

By:	/s/ John Niedermier
Name: John Niedermier
Title: Authorized Signatory

By:	/s/ Dan Lindquist
Name: Dan Lindquist
Title: Authorized Signatory

SOCIÉTÉ GÉNÉRALE

By:	/s/ Yao Wang
Name: Yao Wang
Title: Director

By:
Name:
Title:

BNP PARIBAS

By:	/s/ Michael Gosselin
Name: Michael Gosselin
Title: Managing Director

By:	/s/ Evan Ivanov
Name: Evan Ivanov
Title: Director

BANK OF AMERICA, N.A., CANADA BRANCH

By:	/s/ James K.G. Campbell
Name: James K.G. Campbell
Title: Director

By:
Name:
Title:

EI 5 year Credit Facility - Fourth Amending Agreement

CITIBANK N.A., CANADIAN BRANCH

By:	/s/ Jonathan Cain
Name: Jonathan Cain
Title: Authorized Signatory

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC, CANADA BRANCH

By:	/s/ Shehan J. De Silva
Name: Shehan J. De Silva
Title: Vice President

By:
Name:
Title:

BANK OF TOKYO - MITSUBISHI UFJ (CANADA)

By:	/s/ Davis J. Stewart
Name: Davis J. Stewart
Title:Executive Vice President and General Manager

By:
Name:
Title:

MIZUHO BANK, LTD.

By:	/s/ Rob MacKinnon
Name: Rob MacKinnon
Title: Senior Vice President Canada Branch

By:
Name:
Title:

EI 5 year Credit Facility - Fourth Amending Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

By:
Name:
Title:

EI 5 year Credit Facility - Fourth Amending Agreement

AGENT:

THE TORONTO-DOMINION BANK, in its capacity as Agent

By:	/s/ Feroz Haq
Name: Feroz Haq
Title: Vice President, Loan Syndications - Agency

By:
Name:
Title:

SHORT NOTICE LENDERS:

THE TORONTO-DOMINION BANK, in its capacity as Short Notice Lender

By:	/s/ Greg Hickaway
Name: Greg Hickaway
Title: Managing Director

By:	/s/ Glen Cameron
Name: Glen Cameron
Title: Director

ROYAL BANK OF CANADA, in its capacity as Short Notice Lender

By:	/s/ Tim J. VandeGriend
Name: Tim J. VandeGriend
Title: Authorized Signatory

By:
Name:
Title:

By:

EI 5 year Credit Facility - Fourth Amending Agreement

BANK OF MONTREAL, in its capacity as Short Notice Lender

By:	/s/ Ebba Jantz
Name: Ebba Jantz
Title: Vice President

By:
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE, in its capacity as Short Notice Lender

By:	/s/ Randy Geislinger
Name: Randy Geislinger
Title: Executive Director

By:	/s/ Chris Perks
Name: Chris Perks
Title: Managing Director

THE BANK OF NOVA SCOTIA, in its capacity as Short Notice Lender

By:	/s/ John Hunt
Name: John Hunt
Title: Managing Director

By:	/s/ Beau Filkowski
Name: Beau Filkowski
Title: Associate Director

EI 5 year Credit Facility - Fourth Amending Agreement